UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03641

StockCar Stocks Mutual Fund, Inc.
(Exact name of registrant as specified in charter)

2692 Madison Rd.
Cincinnati, OH 45208
(Address of principal executive offices) (Zip code)

Summit Services, Inc.
2692 Madison Road
Cincinnati, OH 45208
(Name and address of agent for service)

Registrant's telephone number, including area code: 800-494-2755

Date of fiscal year end: September 30, 2004

Date of reporting period: September 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

September 30, 2004

Annual Report

StockCar Stocks Index Fund
(formerly, Conseco StockCar Stocks Index Fund)

Investing in the companies that support America’s #1 spectator sport

POWERED BY THE GROWTH OF STOCKCAR RACING’S TOP CORPORATE SPONSORS

The horsepower behind the Fund’s performance return potential comes from the companies it invests in. Each is either a major sponsor, or is closely associated with many - if not all - of the NASCAR Nextel Cup Series events you enjoy.

GUIDED BY AN ESTABLISHED INDEX

The Fund relies on the Conseco StockCar Stocks Index™ (the “Index”) to guide it through the market’s twists and turns. The American Stock Exchange (AMEX) calculates and publishes the Index’s daily value, under the ticker symbol RCE.

An index is an unmanaged portfolio typically used to determine the performance of a specific market sector. While it is not possible to invest directly in an index, this Fund essentially mirrors its Index in terms of the companies it holds and the size of each holding. Since index funds are passively managed, any time there is a change in the Index1, the same change is made in the Fund’s holdings.

Certain risk factors will be present in the Fund to the extent that they are present in the holdings of the Index. For example: smaller companies historically have been subject to greater volatility than larger companies.

TICKER SYMBOL: SCARX

1	To own all the stocks in the Conseco StockCar Stocks Index, we estimate the Fund needs to have at least $25 million to invest. (As of September 30, 2004, it had $5.4 million.) Until the Fund reaches that investment level, we may buy a selection of stocks — and other securities — chosen to track the Index as closely as possible. During this phase, we can’t guarantee that our selection will come close to matching the Index’s performance.

STOCKCAR STOCKS INDEX FUND
Annual Report

TABLE OF CONTENTS

PORTFOLIO MANAGER’S REVIEW	2
EXPENSE EXAMPLE	4
ALLOCATION OF PORTFOLIO ASSETS	5
STATEMENT OF ASSETS AND LIABILITIES	6
STATEMENT OF OPERATIONS	7
STATEMENTS OF CHANGES IN NET ASSETS	8
SCHEDULE OF INVESTMENTS	9
NOTES TO FINANCIAL STATEMENTS	12
FINANCIAL HIGHLIGHTS	14
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	15
BOARD OF DIRECTORS	16
SUPPLEMENTAL INFORMATION	17

This report is for the information of StockCar Stocks Index Fund shareholders. It is authorized for distribution to other persons only when preceded, or accompanied by, a current prospectus that contains more complete information, including charges and expenses.

1

PORTFOLIO MANAGER’S REVIEW

September 30, 2004

"PUT ON A HAPPY FACE……"
Borrowing a line from an old pop music standard, "putting on a happy face" may seem nonsense to investors who watched a promising early 2004 rally in stocks wilt in the dog days of late summer. Nonetheless, over the past twelve months, stocks continued to rebound from the 2001 lows, as all four major market measures posted increases. At September 30, 2004, the broad Standard & Poor 500 Index (the "S&P 500") was up 13.87% from a year earlier, making it two straight years of double-digit gains.

With the Net Asset Value of Conseco StockCar Stocks Index Fund (SCARX) rising 15.18% over the same period, Fund shareholders should be even happier. Like the S&P 500, the Fund has now recorded consecutive double-digit gains. The Fund’s results are burdened by transaction costs, management/custodian fees and the timing of cash flows. None of these affects the performance of an index, which, except for companies being added or deleted, remains constant.

The S&P 500, a benchmark for the Fund and much of the investment community, has fared better in 2004 than either the Dow Jones Industrial Index or the NASDAQ Composite Index. After soaring in the fourth quarter of 2003, each has since sputtered and now is below year-end levels.

STILL RACING UNDER THE CAUTION FLAG!
Coming into the new year on a strong tail wind, the race has become tougher for both stocks and the economy. From December 31, 2003, through September 30, 2004, the S&P 500 is ahead a bare 1.51%, while the economy has given mixed signals. Early on, industrial production softened in response to a substantial rise in energy prices and a fall off in consumer spending. Recently, though, there have been signs of improvement. Second quarter 2004 Gross Domestic Product growth was bumped up to 3.3% from an earlier 2.8%, construction spending surged in August 2004 to record levels, and 15 industry sectors reported higher output. The Institute for Supply Management said that its manufacturing and production indices both rose in September 2004.

On the consumer side (2/3 of the overall economy), Commerce Department monthly data on household income and spending patterns suggest that outlays have turned up after a worrisome second quarter of 2004 slowdown. Personal incomes rose significantly faster than before. While short-term interest rates have moved-up, mortgage rates remain low, fueling a rebound in sales of new single family homes.

Having cut the Fed Funds rate 13 times in 2001-03, the Federal Reserve Bank’s Open Market Committee reversed course and has raised rates three times in 2004 through September 30, each time by 0.25%. The late September increase took the Fed Funds rate to 1.75%, still relatively-low by historic standards. Fed Governors commented that "output growth appears to have regained some traction and labor market conditions have improved…." and they expected inflation to stay relatively benign. With short-term rates moving up, a surprising development has been the bond market’s strength. Treasury bond prices have held steady and, at September 30, 2004, the 10-year note yielded 4.13%, about the same as one year ago.

Beyond subdued economic growth, other factors are weighing on financial markets. If corporate scandal and executive compensation abuses have faded from the front page, recent events remind us of their staying power. Empress of all things domestic Martha Stewart petitioned for "early decision", asking to begin her prison term before exhausting all appeals - when did that last occur? Former HealthSouth CEO Richard Scrushy faces new perjury and obstruction of justice charges. Last, the Securities and Exchange Commission ruled that blue chip General Electric (a Fund holding) violated the law by failing to disclose the many perks lavished on former CEO Jack Welch. The good news for GE was that the SEC didn’t assess any monetary penalties in return for a promise to sin no more. More substantive issues overhanging the markets are the twin wars (Iraq and terrorism), rising budget deficits, damages wrought by multiple hurricanes, the earnings outlook and, of course, the Presidential election campaign.

THE POINTS RACE!
Sluggish performance by the indices masks the fact that equity prices have not been particularly volatile in 2004. Both the S&P 500 and the Dow Jones Industrial Index have traded in much tighter ranges than in 2000-2003. The NASDAQ Composite Index has traced a wider band, possibly the result of its heavier weighting in technology stocks, a sector with more lives than a cat. The New York Stock Exchange cumulative tally of advancing/declining issues pushed on to new post crash highs, not softening even as the averages are flat. Advancing stocks have recently outnumbered decliners 2-1.

The vast majority (82%) of the Fund’s 51 holdings turned in positive results for the past twelve months. 31 issues posted double-digit increases, with the median issue (exactly the halfway point) rising 14.5%. With crude oil prices rocketing ahead, it is no surprise that two of our top five performers (and four of ten) are energy companies. Fueled by sharply higher profits, tool maker Black & Decker (NYSE - BDK) led the race, up 91%. Second-quarter Earnings Per Share ("EPS") jumped more than 50%, the company forecasts gains over the balance of 2004, and the pending acquisition of Pentair’s Power Tool unit (Delta, DeVilbiss Air, etc.) should add to earnings. Petroleum refiner Sunoco (NYSE - SUN) took second place, with an 84% gain. Record demand, more efficient operations, and higher refined product margins, helped second-quarter earnings. For refiners like Sunoco, the near-term picture is bright, partly because the number of refineries in the U.S. keeps shrinking.

Satellite radio is a two-player industry and Sirius (NASDAQ -SIRI) has "played" Pepsi to XM Satellite’s Coke. Recently, though, SIRI has introduced new models (including one sold at Wal-Mart), signed an exclusive deal with the NFL and distribution pacts with Radio Shack and EchoStar, and increased its subscriber count. Those things have not gone unnoticed on Wall Street, with the stock racing ahead 76% over the last year. Ashland, Inc. (NYSE - ASH) another petroleum refiner also saw dramatic earning gains. Tight capacity and better margins, as well as gains in its specialty chemical and construction units pushed Ashland’s stock up 71%.

NASCAR NEWS!
Beyond Nextel’s replacing Winston as sponsor of NASCAR’s premier race series, major changes this year include schedule revisions and a new format to determine the champion driver. Rather than each race counting toward the final points total, the first 26 races are the "regular" season leading to a 10 race Chase for the Cup. The final 10 races will be the playoffs, with only the ten leading drivers contending for the crown.

NASCAR’s blockbuster TV package led to dramatic increases in TV ratings in the first three years of the agreement. Ratings this year are mixed, but continue the upward trend. More telling, Sports Business Journal reported that NBC ad revenue from NASCAR is up 20% this year. A further sign of continued interest in the sport is a report that ABC/ESPN is targeting a takeover of NBC’s half of the package when it expires in 2006.

Major track owners International Speedway and Speedway Motorsports both reported record operating results this year. Despite the soft economy, revenues were up in all categories, and disputes over race dates were successfully resolved. Both anticipate these trends continuing into 2005.

2

STOCKCAR STOCKS INDEX FUND
Annual Report

Finally, sponsorship changes may well occur between now and February 2005, when racing begins again. It’s rumored that FedEx will sponsor a race car and butt heads with rival UPS on the track and that Sunoco, in addition to being NASCAR’s official fuel supplier, may sponsor a race team as well. One already confirmed change will see Daimler/Chrysler bring back a storied NASCAR name, the Dodge Charger, replacing the Intrepid.

THE OUTLOOK.
Heading into October 2004, problems bedeviling the economy and stock prices seem eerily similar to those of a year ago. Iraqi insurgents have delayed efforts to establish civilian government, inflicting casualties on coalition forces and civilians alike. Unrest in Afghanistan continues, and the ongoing Israeli-Palestinian conflict shows little sign of abating. Increased spending on defense and homeland security has helped drive the Federal budget deeper into the red - the Commerce Department pegs the deficit at $41 billion in August 2004 alone.

Any appraisal of the economy seems mightily dependent on the latest data release. Durable goods orders and industrial production orders are up, but so too are inventories. The unemployment rate is down slightly, but job gains are skimpy. With crude oil now trading above $50 a barrel and worldwide demand robust, there are worries about inflation heating up. At the very least, rising energy costs will strain consumer wallets.

Whether stocks rally from here is open to debate and much depends on how these issues are resolved. Skeptics think that current prices fully discount near term results. On the other hand are those who believe that the economy’s "soft patch" is past and that momentum will pick-up shortly. Whether third quarter earnings meet expectations could validate or call into question current valuations, a factor which becomes more relevant given the Federal Reserve’s current bias toward higher interest rates.

Market breadth and new highs/new lows data signal that investor sentiment remains positive. It’s worth noting too that, more often than not, stocks rise in the fourth year of a Presidential term. The combination of modest earnings growth over the next quarter or two, an up tick in inflation and rising interest rates are obstacles to higher valuation levels. If these assumptions prove correct, returns on stocks should be modestly positive moving into 2005, and dividends take on greater importance.

The Fund relies on a disciplined approach of holding solid companies, and being prepared to endure the ups and downs of the market. Our methodology is grounded in owning companies with continuing ties to NASCAR’s premier racing series. This yields a portfolio broadly diversified across industry sectors and market capitalization levels. From inception, the Conseco StockCar Stocks Index has been independently and continuously maintained by the American Stock Exchange. We’ve always noted that Fund returns are affected by expenses and cash flows, and performance comparisons should be considered with that caveat in mind. We believe that our approach will prove rewarding to longer-term investors in the Fund.

Robert T. Carter, CFA
Portfolio Manager

GROWTH OF $10,000

The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the period from inception of the Fund through 09/30/04. Past performance is no guarantee of future results.

AVERAGE ANNUAL TOTAL RETURN(1) (as of 09/30/04)
	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
SCS Index Fund(2)	10/01/98	15.18%	5.58%	7.70%
CSCS Index	10/01/98	17.46%	7.70%	9.08%
S&P 500 Index(3)	10/01/98	13.87%	(1.30%)	3.04%

TOP 10 HOLDINGS (as of 09/30/04)
RC2 Corp.	3.6%
Aaron Rents, Inc.	3.2%
The Black & Decker Corp.	3.0%
Sunoco, Inc.	2.8%
The Goodyear Tire & Rubber Co.	2.6%
ChevronTexaco Corp.	2.6%
Ashland Inc. (Valvoline)	2.5%
Adolph Coors Co.	2.4%
Target Corp.	2.3%
Eastman Kodak Co.	2.3%

TOP 5 SECTORS (as of 09/30/04)
Food and Kindred Products	13.6%
Wholesale Trade - Durable Goods	8.2%
Petroleum Refining and Related Industries	7.6%
Amusement and Recreation Services	6.5%
Business Services	6.1%

(1)
Past performance may not be indicative of future results. Your investment return and principal will fluctuate and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements in effect through April 30, 2005. If the expense reimbursements were not in place, the Fund's return would have been lower. All returns reflect reinvested dividends, but do not reflect the impact of taxes.

(2)	Fund shares are "no-load" shares and are sold without sales load.
(3)	The S&P 500 Index is an unmanaged index considered to be representative of the U.S. stock market in general.

3

EXPENSE EXAMPLE

September 30, 2004

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/01/04 - 9/30/04).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You may be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 6 months after you purchase them. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/01/04	Ending Account Value 9/30/04	Expenses Paid During Period 4/01/04 - 9/30/04*
Actual	$1,000.00	$1,014.50	$7.55
Hypothetical (5% return before expenses)	1,000.00	1,017.50	7.57

* Expenses are equal to the Fund’s annualized expense ratio of 1.50% multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

The accompanying notes are an integral part of these financial statements.

4

STOCKCAR STOCKS INDEX FUND
 Annual Report
ALLOCATION OF PORTFOLIO ASSETS

(Calculated as a percentage of net assets)

The accompanying notes are an integral part of these financial statements.

5

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2004

ASSETS:
Investments in securities at cost	$4,860,178

Investments in securities at value	$5,336,522
Interest and dividends receivable	4,491
Receivable for shares sold	5,000
Cash	145,499
Prepaid expenses	5,537
Total assets	5,497,049
LIABILITIES AND NET ASSETS:
Payable to Conseco, Inc. subsidiaries	9,225
Payable for shares redeemed	6,955
Accrued expenses	45,504
Total liabilities	61,684
Net assets	$5,435,365

NET ASSETS CONSIST OF:
Paid-in capital	$5,228,409
Accumulated undistributed net investment income	1,710
Accumulated undistributed net realized loss on investments	(271,098)
Net unrealized appreciation on investments	476,344
Net assets	$5,435,365
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
Shares outstanding (unlimited shares of $0.0001 par value authorized)	277,261
Net asset value, offering price and redemption price per share	$ 19.60

The accompanying notes are an integral part of these financial statements.

6

STOCKCAR STOCKS INDEX FUND
Annual Report
STATEMENT OF OPERATIONS

For the year ended September 30, 2004

INVESTMENT INCOME:
Interest	$137
Dividends (net of $503 in taxes withheld)	83,563
Total investment income	83,700
EXPENSES:
Investment advisory fees	35,517
Administration fee	21,856
Distribution and service fees	13,660
Directors fees and expenses	57,954
Transfer agent fees and expenses	48,448
Professional fees	34,174
Reports - printing	13,582
Registration and filing fees	13,466
Custody fees	2,550
Insurance	164
Other	1,054
Total expenses	242,425
Less expense reductions and reimbursements (Note 3)	(160,464)
Net expenses	81,961
Net investment income	1,739
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gain on sales of investments	127,188
Net change in unrealized appreciation or depreciation on investments	631,924
Net realized and unrealized gains on investments	759,112
Net increase in net assets from operations	$760,851

The accompanying notes are an integral part of these financial statements.

7

STATEMENTS OF CHANGES IN NET ASSETS

For the year ended September 30,

	2004	2003
OPERATIONS:
Net investment income	$1,739	$27,644
Net realized gain (loss) on sales of investments	127,188	(237,195)
Net change in unrealized appreciation or depreciation on investments	631,924	877,913
Net increase in net assets resulting from operations	760,851	668,362
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(26,464)	—
Net realized gains	—	(508,213)
Total dividends and distributions to shareholders	(26,464)	(508,213)
CAPITAL SHARE TRANSACTIONS:
Shares sold	304,783	286,167
Redemption fees	135	225
Reinvested dividends and distributions	26,023	500,592
Shares redeemed	(718,245)	(678,845)
Net increase (decrease) in net assets resulting from capital share transactions	(387,304)	108,139
Total increase in net assets	347,083	268,288
NET ASSETS:
Beginning of year	5,088,282	4,819,994
End of year	$5,435,365	$5,088,282
Including undistributed net investment income	$1,710	$26,435

SHARE DATA:
Sold	15,975	18,066
Reinvested dividends and distributions	1,408	32,548
Redeemed	(37,669)	(42,200)
Net increase (decrease) in shares	(20,286)	8,414
Shares outstanding:
Beginning of year	297,547	289,133
End of year	277,261	297,547

The accompanying notes are an integral part of these financial statements.

8

STOCKCAR STOCKS INDEX FUND
Annual report
SCHEDULE OF INVESTMENTS

September 30, 2004

NUMBER OF SHARES		VALUE
COMMON STOCKS (98.2%)
AMUSEMENT AND RECREATION SERVICES (6.5%)
28,750	Dover Motorsports, Inc.	$123,337
2,350	International Speedway Corp. - Class A	117,265
3,350	Speedway Motorsports, Inc.	111,656
		352,258
AUTOMOTIVE DEALERS AND GASOLINE SERVICE STATIONS (2.9%)
2,450	Advance Auto Parts, Inc. (a)	84,280
5,350	CSK Auto Corp. (a)	71,262
		155,542
BUILDING MATERIALS, HARDWARE AND GARDEN SUPPLY (4.0%)
2,850	The Home Depot, Inc.	111,720
1,925	Lowe's Companies, Inc.	104,624
		216,344
BUSINESS SERVICES (6.1%)
7,875	Aaron Rents, Inc.	171,360
2,250	Electronic Arts, Inc. (a)	103,477
6,000	United Online, Inc. (a)	57,720
		332,557
CHEMICALS AND ALLIED PRODUCTS (5.5%)
2,300	E. I. du Pont de Nemours and Co.	98,440
2,850	Pfizer Inc.	87,210
2,050	The Procter & Gamble Co. (Tide)	110,946
		296,596
COMMUNICATIONS (5.4%)
2,250	ALLTELL Corp.	123,547
1,875	BellSouth Corp.	50,850
3,000	Nextel Communications, Inc. - Class A (a)	71,520
1,800	SBC Communications Inc.	46,710
		292,627
DEPOSITORY INSTITUTIONS (1.8%)
4,000	MBNA Corp.	100,800
ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (4.8%)
3,400	General Electric Co. (NBC).	114,172
7,400	Infineon Technologies AG - ADR (b)	75,628
23,000	Sirius Satellite Radio Inc. (a)	73,600
		263,400
FOOD AND KINDRED PRODUCTS (13.6%)
1,900	Adolph Coors Co. - Class B.	129,048
2,000	Anheuser-Busch Companies, Inc.	99,900
2,000	The Coca-Cola Co.	80,100
3,800	ConAgra Foods, Inc.	97,698
2,250	General Mills, Inc. (Cheerios)	101,025
2,800	Kellogg Co.	119,448
2,300	PepsiCo, Inc.	111,895
		739,114
The accompanying notes are an integral part of these financial statements.

9

SCHEDULE OF INVESTMENTS

September 30, 2004

NUMBER OF SHARES		VALUE
GENERAL MERCHANDISE STORES (2.3%)
2,750	Target Corp.	$124,438
HOME FURNITURE, FURNISHINGS AND EQUIPMENT STORES (1.8%)
3,350	RadioShack Corp.	95,944
INDUSTRIAL AND COMMERCIAL MACHINERY AND COMPUTER EQUIPMENT (4.9%)
2,100	The Black & Decker Corp.	162,624
1,300	Caterpillar Inc.	104,585
		267,209
LUMBER AND WOOD PRODUCTS, EXCEPT FURNITURE (2.2%)
3,300	Georgia-Pacific Corp.	118,635
MOTION PICTURES (1.7%)
5,850	Time Warner Inc. (TBS, Cartoon Network) (a)	94,419
MOTOR FREIGHT TRANSPORTATION AND WAREHOUSING (2.1%)
1,475	United Parcel Service, Inc. - Class B	111,982
PETROLEUM REFINING AND RELATED INDUSTRIES (7.6%)
2,600	ChevronTexaco Corp.	139,464
2,500	Exxon Mobil Corp.	120,825
2,050	Sunoco, Inc.	151,659
		411,948
PHOTOGRAPHIC EQUIPMENT AND SUPPLIES (2.3%)
3,850	Eastman Kodak Co.	124,047
PRINTING, PUBLISHING, AND ALLIED INDUSTRIES (1.7%)
2,900	The News Corporation Ltd. - ADR (b)	95,323
RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS (4.2%)
13,000	The Goodyear Tire & Rubber Co. (a)	139,620
4,500	Newell Rubbermaid Inc.	90,180
		229,800
TRANSPORTATION EQUIPMENT (6.1%)
1,775	DaimlerChrysler AG (c)	73,521
9,000	Delphi Corp.	83,610
6,350	Ford Motor Co.	89,217
2,000	General Motors Corp.	84,960
		331,308
WHOLESALE TRADE - DURABLE GOODS (8.2%)
4,800	Action Performance Companies, Inc.	48,624
3,000	Genuine Parts Co. (NAPA)	115,140
6,000	RC2 Corp. (a)	197,400
1,500	W.W. Grainger, Inc.	86,475
		447,639

The accompanying notes are an integral part of these financial statements.

10

STOCKCAR STOCKS INDEX FUND
 Annual Report
SCHEDULE OF INVESTMENTS

September 30, 2004

NUMBER OF SHARES		VALUE
WHOLESALE TRADE - NON-DURABLE GOODS (2.5%)
2,400	Ashland Inc. (Valvoline).	$134,592

	Total common stock (cost $4,860,178)	5,336,522
Total investments (cost $4,860,178) (98.2%)		5,336,522
Other assets, less liabilities (1.8%)		98,843
Total net assets (100.0%)		$5,435,365

(a)	Non-income producing security.
(b)	ADR - American Depositary Receipts.
(c)	Foreign security or U.S. security of a foreign company.

The accompanying notes are an integral part of these financial statements.

11

NOTES TO FINANCIAL STATEMENTS

September 30, 2004

1. ORGANIZATION

StockCar Stocks Mutual Fund, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on May 18, 1998, and consists solely of StockCar Stocks Index Fund (the “Fund”). The Company is registered as an open-end diversified management investment company of the “series” type under the Investment Company Act of 1940 (the “1940 Act”). The Fund became effective with the Securities and Exchange Commission on September 18, 1998 and commenced operations on October 1, 1998. The Fund’s investment strategy is to emphasize growth of capital and current income by investing in the companies of the Conseco StockCar Stocks IndexTM (the “Index”). The Index consists of 51 companies that support NASCAR’s Nextel Cup Series. The companies in the Index either sponsor NASCAR Nextel Cup racing teams or races, or they earn money from NASCAR Nextel Cup events.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation, Transactions, and Related Investment Income

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on a specific identification basis.

Common stocks and other equity-type securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking sales, at the mean between the closing bid and asked prices. Securities that are principally traded on the NASDAQ national market system are generally valued at the NASDAQ Official Closing Price (“NOCP”). Securities for which market quotations are not readily available are valued at fair value as determined under policies approved by the Board of Directors (the “Directors”), which may include situations in which the Adviser determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which the Fund’s net asset value is calculated. Debt securities with maturities of sixty (60) days or less may be valued at amortized cost, which approximates market.

Dividends and Distributions to Shareholders

Dividends and distributions, if any, will be declared and distributed at least annually. However, the Directors may decide to declare dividends and distributions at other intervals.
Dividends and distributions to shareholders from net investment income are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax differences relating to dividends and distributions to shareholders may result in reclassifications to paid-in capital and may affect the per-share allocation between net investment income, and realized and unrealized gains (losses). Any taxable income or gain of the Fund remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Fund.

Federal Income Taxes

For federal income tax purposes, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable income and net capital gains to its shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

Expenses

Expenses directly attributable to the Fund are charged to operations. The Fund pays the expenses of its Directors who are not affiliated persons of 40|86 Advisors, Inc. (the “Adviser”) or the Company.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported assets and liabilities, and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.

3. AGREEMENTS WITH SUBSIDIARIES OF CONSECO

Investment Advisory Agreement

The Adviser supervises the Company’s management and investment program, performs a variety of services in connection with the management and operation of the Fund and pays all compensation of officers and Directors who are affiliated persons of the Adviser or the Company. Under the investment advisory agreement, the Adviser receives an investment advisory fee equal to an annual rate of 0.65% of the average daily net asset value of the Fund. The total fees incurred for such services for the year ended September 30, 2004 were $35,517 (see Note 6).

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other operating expenses until April 30, 2005 to the extent necessary to ensure that the total annual operating expenses do not exceed 1.50% of the Fund’s average daily net assets. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. The total fees waived and reimbursed totaled $160,464 for the year ended September 30, 2004. Waived/reimbursed expenses that would be subject to potential recovery by year of expiration are as follows:

	YEAR OF EXPIRATION
	SEPTEMBER 30,
2005	2006	2007
$204,433	$177,176	$160,464

However, the ability to recover any waived/reimbursed expenses for the current Adviser will terminate upon the closing of the Purchase Agreement (see Note 6).

12

STOCKCAR STOCKS INDEX FUND
Annual Report
NOTES TO FINANCIAL STATEMENTS

Administration Agreement

Conseco Services, LLC (the “Administrator”), a wholly-owned subsidiary of Conseco, Inc. (“Conseco”), supervises the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, supervises the maintenance of books and records of the Fund and provides other general and administrative services. For providing these services, the Administrator receives compensation at the annual rate of 0.40% for the first $50,000,000; 0.30% for the next $25,000,000; and 0.20% in excess of $75,000,000 of the average daily net assets of the Fund. The total fees incurred for such services for the year ended September 30, 2004 were $21,856.

Distribution Agreements

Conseco Equity Sales, Inc. (the “Distributor”), a wholly-owned subsidiary of Conseco, serves as the principal underwriter for the Fund pursuant to a Principal Underwriting Agreement. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”). The Distributor bears all the expenses of providing services pursuant to the Principal Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes, as well as any advertising or sales literature.

The Company has adopted a Plan of Distribution and Service Pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges.

Pursuant to the Plan, the Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan authorizes payments at an annual rate of 0.25% of its average daily net assets to the Distributor, dealers and others, for providing personal service and/or maintaining shareholder accounts relating to the distribution of the Fund’s shares. The fees are paid on a monthly basis, based on the Fund’s average daily net assets. The Distributor may also use such distribution fees to pay for expenses incurred in the distribution and promotion of the Fund’s shares, including but not limited to, printing of the prospectuses and reports used for sales purposes, preparation and distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the Distributor. It is possible that Plan accruals will exceed the actual expenditures by the Distributor for eligible services. Accordingly, such fees are not strictly tied to the provision of such services. The total fees incurred for such services for the year ended September 30, 2004 were $13,660.

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of investments other than short-term obligations aggregated $718,754 and $1,153,484, respectively, for the year ended September 30, 2004. There were no purchases or sales of U.S. Government Securities.

5. FEDERAL INCOME TAXES

The Fund intends to utilize provisions of the federal income laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2004, the Fund had a net capital loss carryovers of $266,846 that expire between September 30, 2011 and September 30, 2012.

As of September 30, 2004, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$4,864,430
Gross unrealized appreciation	1,006,922
Gross unrealized depreciation	(534,830)
Net unrealized appreciation	472,092
Undistributed ordinary income	1,710
Undistributed long-term capital gain	—
Total distributable earnings	1,710
Other accumulated gains/(losses)	(266,846)
Total accumulated earnings/(losses)	206,956

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

The tax character of distributions paid during the years ended September 30, 2004 and 2003, were as follows:

	2004	2003
Ordinary income	$26,464	$508,213

6. SUBSEQUENT EVENT (UNAUDITED)

On October 29, 2004, the Adviser closed an agreement to transfer to Summit Wealth Management, Inc. ("Summit") its business relating to the management, administration, operation and distribution of the Fund (the "Transaction"). Effective October 29, 2004, Summit serves as the Fund’s new investment adviser and Summit Services, LLC will serve as the Fund’s new administrator. Other affiliates of Summit may provide other services to the Fund.

7. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contacts with their vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

13

FINANCIAL HIGHLIGHTS

For a share outstanding through each year ended September 30,

	2004	2003	2002		2001	2000
Net asset value per share, beginning of year	$17.10	$16.67	$17.36		$17.52	$17.84
Income from investment operations:
Net investment income	0.01	0.09	0.03		0.08	0.12
Net realized gains (losses) and change in unrealized appreciation or depreciation on investments	2.58	2.12	(0.68)		0.71	(0.34)
Redemption fees	0.00 (d )	0.00 (d )	—		—	—
Total income (loss) from investment operations	2.59	2.21	(0.65)		0.79	(0.22)
Distributions:
Dividends from net investment income	(0.09)	—	(0.04)		(0.15)	(0.03)
Distribution of net realized gains	—	(1.78)	—		(0.80)	(0.07)
Total distributions	(0.09)	(1.78)	(0.04)		(0.95)	(0.10)
Net asset value per share, end of year	$19.60	$17.10	$16.67		$17.36	$17.52
Total return (c)	15.18%	14.49%	(3.77%)		4.69%	(1.24%)
Ratios/supplemental data:
Net assets (dollars in thousands), end of year	$5,435	$5,088	$4,820		$4,776	$4,756 (b)
Ratio of expenses to average net assets (c)
Before expense reimbursement	4.44%	5.15%	5.15	%(a)	4.62%	2.62%
After expense reimbursement	1.50%	1.50%	1.50%		1.50%	1.44%
Ratio of net investment income to average net assets (c)	0.03%	0.57%	0.17%		0.41%	0.66%
Portfolio turnover rate	14%	23%	40%		36%	37%

(a)	Includes 1.10% of income tax expense on net investment income and penalties which were reimbursed by the Adviser
(b)	Includes net assets of the Adviser Class that was closed during fiscal 2001.
(c)
The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, 1.50%. These contractual limits may be discontinued any time after April 30, 2005.

(d)	Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

14

STOCKCAR STOCKS INDEX FUND
   Annual Report
REPORT OF  INDEPENDENT  REGISTERED PUBLIC  ACCOUNTING  FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF CONSECO STOCKCAR STOCKS INDEX FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Conseco StockCar Stocks Index Fund (the “Fund”) at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Indianapolis, Indiana
October 29, 2004

15

BOARD OF DIRECTORS AND OFFICERS (unaudited)

As of September 30, 2004

NAME, ADDRESS AND AGE	POSITION HELD WITH COMPANY	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
DAVID N. WALTHALL (58) 11825 N. Pennsylvania St. Carmel, IN 46032	Chairman of the Board Since March 2004 and Director Since April 2000
Principal, Walthall Asset Management. Former President, Chief Executive Officer and Director of Lyrick Corporation. Formerly, President and CEO, Heritage Media Corporation. Formerly, Director, Eagle National Bank. Trustee of other mutual funds managed by the Adviser.

GREGORY J. HAHN* (43) 11825 N. Pennsylvania St. Carmel, IN 46032	President Since September 2003 and Director Since April 2000	Chartered Financial Analyst. Senior Vice President, Adviser. President, Trustee and portfolio manager of other mutual funds managed by the Adviser.
HAROLD W. HARTLEY (80) 11825 N. Pennsylvania St. Carmel, IN 46032	Director Since April 2000	Chartered Financial Analyst. Director, Ennis Business Forms, Inc. Retired, Executive Vice President, Tenneco Financial Services, Inc. Trustee of other mutual funds managed by the Adviser.
DR. R. JAN LECROY (72) 11825 N. Pennsylvania St. Carmel, IN 46032	Director Since April 2000	Director, Southwest Securities Group, Inc. Group, Inc. Retired, President, Dallas Citizens Council. Trustee of other mutual funds managed by the Adviser.
DR. JESS H. PARRISH (76) 11825 N. Pennsylvania St. Carmel, IN 46032	Director Since April 2000	Higher Education Consultant. Former President, Midland College. Trustee of other mutual funds managed by the Adviser.
WILLIAM P. KOVACS (58) 11825 N. Pennsylvania St. Carmel, IN 46032	Vice President and Secetary Since April 2000
Vice President, General Counsel, Chief Compliance Officer of Adviser. Vice President and Secretary of other mutual funds managed by the Adviser. Previously, Of Counsel of Shefsky & Froelich and Rudrick & Wolfe; Prior thereto, Vice President and Assistant Secretary, Kemper Financial Services, Inc.

AUDREY L. KURZAWA (36) 11825 N. Pennsylvania St. Carmel, IN 46032	Treasurer Since October 2002	Certified Public Accountant. Controller, Adviser. Treasurer of other mutual funds managed by the Adviser.
WILLIAM T. DEVANNEY (48) 11825 N. Pennsylvania St. Carmel, IN 46032	Vice President Since April 2000	Senior Vice President, Corporate Taxes of Conseco Services, LLC and various affiliates. Vice President of other mutual funds managed by the Adviser.

*	The Director so indicated is an “interested person,” as defined in the 1940 Act, of the Company due to the positions indicated with the Adviser and its affiliates.
All Directors oversee the 9 portfolios that make up the Conseco fund complex including 40|86 Series Trust (7), 40|86 Strategic Income Fund (1) and Conseco StockCar Stocks Mutual Fund, Inc.(1)
All Directors will serve until their successors are duly elected and qualified.

16

STOCKCAR STOCKS INDEX FUND
Annual Report

SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS

SPECIAL MEETING OF SHAREHOLDERS
OCTOBER 7, 2004 11:00 A.M.

Quorum for the Fund:

FUND NAME	SHARES OUTSTANDING	SHARES PRESENT	% OF ALL SHARES
Conseco StockCar Stocks Index Fund	279,871.149	209,569.993	74.881%

PROPOSAL ONE. Approve a new investment advisory agreement with Summit Wealth Management, Inc.

	NO. OF SHARES	% OF OUTSTANDING SHARES	% OF SHARES VOTED
Affirmative	196,494.997	70.209%	93.61%
Against	3,750.335	1.340%	1.790%
Abstain	9,324.661	3.332%	4.449%
Total	209,569.993	74.881%	100.000%

PROPOSAL TWO. Approve a new Rule 12b-1 distribution plan.

	NO. OF SHARES	% OF OUTSTANDING SHARES	% OF SHARES VOTED
Affirmative	193,643.458	69.190%	92.400%
Against	6,083.814	2.174%	2.903%
Abstain	9,842.721	3.517%	4.697%
Total	209,569.993	74.881%	100.000%

PROPOSAL THREE. Approve a Second Amended and Restated Articles of Incorporation.

	NO. OF SHARES	% OF OUTSTANDING SHARES	% OF SHARES VOTED
Affirmative	195,324.129	69.791%	93.202%
Against	4,394.826	1.570%	2.097%
Abstain	9,851.038	3.520%	4.701%
Total	209,569.993	74.881%	100.000%

PROPOSAL FOUR. Elect three Directors to the Board of Directors

MIKE MCCAW	NO. OF SHARES	% OF OUTSTANDING SHARES	% OF SHARES VOTED
Affirmative	206,724.528	73.864%	98.642%
Withhold	2,845.465	1.017%	1.358%
Total	209,569.993	74.881%	100.000%

DR. JESS PARRISH	NO. OF SHARES	% OF OUTSTANDING SHARES	% OF SHARES VOTED
Affirmative	205,936.069	73.582%	98.266%
Withhold	3,633.924	1.299%	1.734%
Total	209,569.993	74.881%	100.000%

GEORGE SCHNUR	NO. OF SHARES	% OF OUTSTANDING SHARES	% OF SHARES VOTED
Affirmative	206,629.138	73.830%	98.597%
Withhold	2,940.855	1.051%	1.403%
Total	209,569.993	74.881%	100.000%

PROPOSAL FIVE. Ratify the selection of PricewaterhouseCoopers LLC as the Fund’s Independent Registered Public Accounting Firm.

	NO. OF SHARES	% OF OUTSTANDING SHARES	% OF SHARES VOTED
Affirmative	200,795.730	71.746%	95.813%
Against	2,596.712	.928%	1.239%
Abstain	6,177.551	2.207%	2.948%
Total	209,569.993	74.881%	100.000%

17

INVESTMENT ADVISER	CUSTODIAN
Summit Wealth Management, Inc.	U.S. Bank, N.A.
Roswell, GA	Cincinnati, OH

TRANSFER AGENT	LEGAL COUNSEL
Mutual Shareholder Services, LLC	Thompson Hine LLP
Cleveland, OH	Cincinnati, OH

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Indianapolis, IN

PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 494-2755. Furthermore, you can obtain the description on the SEC’s website at http://www.sec.gov.

PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2004
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 494-2755. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling (800) 494-2755. Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended December 31, 2004. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

StockCar Stocks Index Fund

Shareholder Services: 800-494-2755

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Harold W. Hartley is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $20,600.00 for fiscal year ended 09/30/2003 and $19,500.00 for fiscal year ended 09/30/2004.

Audit-Related Fees

(b)	There were no fees billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,661.00 for fiscal year ended 09/30/2003 and $3,200.00 for fiscal year ended 09/30/2004.

All Other Fees

(d)	There were no fees billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e) (1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. The Chairman of the audit committee is authorized to pre-approve engagement of the accountant to perform other non-audit services for the registrant and to report such pre-approvals to the audit committee at their next meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $71,139.49 for fiscal year ended 09/30/2003 and $29,468.90 for fiscal year ended 09/30/2004.

(h)	The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliate Purchases.

Not applicable to open-end investment companies.

Item 9. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 10. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	Any code of ethics or amendment thereto. Filed herewith.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	StockCar Stocks Index Fund, Inc.

By (Signature and Title)	/s/ Gregory J. Hahn
Gregory J. Hahn, President
(principal executive officer)

Date	December 6, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gregory J. Hahn
Gregory J. Hahn, President
(principal executive officer)

Date	December 6, 2004

By (Signature and Title)	/s/ Audrey L. Kurzawa
Audrey L. Kurzawa, Treasurer
(principal financial officer)

Date	December 6, 2004